                                                                    EXHIBIT 99.1


(CENTERPOINT ENERGY LOGO)                           For more information contact
                                                    MEDIA:
                                                    FLOYD LEBLANC
                                                    Phone   713.207.7125
                                                    INVESTORS:
                                                    MARIANNE PAULSEN
                                                    Phone   713.207.6500

FOR IMMEDIATE RELEASE                                                Page 1 of 2
--------------------------------------------------------------------------------

                ENERGY ANNOUNCES PRELIMINARY RESULTS OF EXCHANGE
        OFFER FOR $575 MILLION, 3.75% CONVERTIBLE SENIOR NOTES DUE 2023

       HOUSTON, TX - AUGUST 18, 2005 - CenterPoint Energy, Inc. (NYSE: CNP) today announced preliminary results of its offer to exchange $575 million principal amount of its 3.75 percent Convertible Senior Notes due 2023 (Old Notes) for an equal amount of its new 3.75 percent Convertible Senior Notes, Series B, due 2023 (New Notes) and an exchange fee of $1.50 for each $1,000 principal amount of Old Notes accepted for exchange. The exchange offer expired on August 17, 2005 at 5 p.m. Eastern time.

       Based on information provided by JPMorgan Chase Bank, the exchange agent for the exchange offer, at the expiration of the exchange offer, $520,905,000 aggregate principal amount of the Old Notes, representing 90.6 percent of the outstanding principal amount of the Old Notes, were tendered for exchange, excluding Old Notes tendered by guaranteed delivery. All of the Old Notes that were properly tendered and not withdrawn have been accepted for exchange. The final results of the exchange offer will be announced on the settlement date. The exchange is expected to be settled on August 22, 2005.

       Security holders are urged to read the exchange offer materials, including the prospectus dated July 19, 2005, the Registration Statement on Form S-4, as amended (No. 333-123182), the Schedule TO, as amended, and the other materials related to the exchange offer because they contain important information. Banc of America Securities LLC is acting as dealer manager and MacKenzie Partners, Inc. is the information agent for the exchange offer. Copies of the prospectus and the related exchange offer materials may be obtained free of charge at the Securities and Exchange Commission's website (www.sec.gov) or from MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016,
(212) 929-5500 or (800) 322-2885.

       This press release includes forward-looking statements. Actual events and results may differ materially from those projected. The statements in this news release regarding timing and other aspects of the exchange offer that are not historical facts are forward-looking statements. Factors that could affect the company's ability to complete the exchange offer include general market conditions, the satisfaction of the conditions to the exchange offer discussed in the prospectus and other factors discussed in CenterPoint Energy's Form 10-K for the period ended December 31, 2004, Form 10-Qs for the periods ended March 31 and June 30, 2005, and other filings with the Securities and Exchange Commission.

(CENTERPOINT ENERGY LOGO)                           For more information contact
                                                    MEDIA:
                                                    FLOYD LEBLANC
                                                    Phone   713.207.7125
                                                    INVESTORS:
                                                    MARIANNE PAULSEN
                                                    Phone   713.207.6500

FOR IMMEDIATE RELEASE                                                Page 2 of 2
--------------------------------------------------------------------------------

         CenterPoint Energy, Inc., headquartered in Houston, Texas, is a domestic energy delivery company that includes electric transmission & distribution, natural gas distribution and sales, and interstate pipeline and gathering operations. The company serves nearly five million metered customers primarily in Arkansas, Louisiana, Minnesota, Mississippi, Oklahoma, and Texas. Assets total approximately $16 billion. With more than 9,000 employees, CenterPoint Energy and its predecessor companies have been in business for more than 130 years. For more information, visit the Web site at www.CenterPointEnergy.com.


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